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                                                                   EXHIBIT 10.41

                     FOURTH AMENDMENT AND WAIVER TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 30, 2000 (this "Amendment and Waiver"), is made by and among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) parties hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 19, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 11, 1998, the Second Amendment to Amended and Restated Credit Agreement dated as of March 18, 1999, the Third Amendment to Amended and Restated Credit Agreement dated as of December 22, 1999, and as further amended, supplemented, amended and restated or otherwise modified, the "Credit Agreement");

         WHEREAS, the Borrower has suffered certain losses from its operations in Europe, the Middle East and Africa and desires the amendment and/or waiver of certain provisions of the Credit Agreement in connection therewith;

         WHEREAS, the Required Lenders are willing, on and subject to the terms and conditions set forth below (including, without limitation, an increase in the Applicable Margin and the reduction of certain "basket" amounts in the Credit Agreement), to amend and waive certain provisions of the Credit Agreement as provided below (the Credit Agreement, as amended and otherwise modified pursuant to the terms of this Amendment and Waiver, being referred to as the "Amended Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Required Lenders hereby agree as follows:




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                                    ARTICLE I

                                   DEFINITIONS

         SECTION I.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment and Waiver shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amended Credit Agreement" is defined in the third recital.

         "Amendment and Waiver" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         SECTION I.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment and Waiver with such meanings.


                                   ARTICLE II

                    WAIVER AND AMENDMENTS TO CREDIT AGREEMENT

         SECTION II.1. Waiver. (a) Subject to the satisfaction of the conditions set forth in Article III, the Lenders hereby waive, from the date hereof until (and including) January 31, 2001, compliance by the Borrower with the provisions of clauses (b) and (c) of Section 8.2.4 of the Credit Agreement with respect to the third Fiscal Quarter of the 2000 Fiscal Year.

         (b) Clause (a) of this Section 2.1 shall be limited precisely as written and relates solely to noncompliance by the Borrower with the provisions of clauses (b) and (c) of Section 8.2.4 of the Credit Agreement in the manner and to the extent set forth above, and nothing in this Amendment and Waiver shall be deemed to constitute a waiver of compliance by the Borrower with respect to (A) clauses (b) and (c) of Section 8.2.4 of the Credit Agreement for any period other than the third Fiscal Quarter of the 2000 Fiscal Year or (B) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or relating thereto or prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein or relating thereto.



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         SECTION II.2. Amendments. Subject to the satisfaction of the conditions set forth in Article III, effective as of the date hereof, the Credit Agreement is hereby amended in accordance with this Section 2.2.

         SECTION II.2.1. Amendment to Section 1.1 of the Credit Agreement.
Section 1.1 of the Credit Agreement ("Defined Terms") is hereby amended as follows:

                  (a) by inserting in such Section the following definitions in the appropriate alphabetical order:

                           "Domestic Subsidiary" means any Subsidiary of the
                  Borrower other than a Foreign Subsidiary.

                           "Excluded EMEA Losses" means, with respect to each of
                  the four-consecutive-Fiscal-Quarter periods ending on the last day of the third Fiscal Quarter of the 2000 Fiscal Year and the last day of the fourth Fiscal Quarter of the 2000 Fiscal Year, any net loss for such period in respect of the operations of the Borrower and its Subsidiaries conducted in Europe, the Middle East and Africa, as separately reported by the Borrower (with such detail as the Administrative Agent may reasonably request) in the financial statements to be furnished to the Lenders pursuant to clauses (a) and (b) of
                  Section 8.1.1 following the effectiveness of the Fourth Amendment and determined in a manner consistent with the accounting principles applied in the preparation of the financial statements furnished to the Lenders pursuant to
                  Section 8.1.1 prior to the effectiveness of the Fourth Amendment, to the extent the aggregate amount of such loss for any such period does not exceed $90,000,000.

                           "Fourth Amendment" means the Fourth Amendment and
                  Waiver to Amended and Restated Credit Agreement, dated as of September 30, 2000, among the Borrower, the Lenders parties thereto and the Agents.

                           "Loan Commitment Amount" means, on any date,
                  $50,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.3.

                  (b) by amending the definition of "Applicable Commitment Fee" set forth in such Section by deleting the last sentence thereof and substituting therefor the following sentence:

                  "Notwithstanding anything to the contrary in this definition, the Applicable Commitment Fee for the period from the date of the effectiveness of the Fourth Amendment to the date on which the Administrative Agent receives the Compliance Certificate for the Fiscal Quarter ending on or about March 31, 2001 shall mean 50.0 basis points."


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                  (c) by amending the definition of "Applicable Margin" set
         forth in such Section by deleting the last sentence thereof and substituting therefor the following sentence:

                  "Notwithstanding anything to the contrary in this definition, the Applicable Margin with respect to any Loan of any type for the period from the date of the effectiveness of the Fourth Amendment to the date on which the Administrative Agent receives the Compliance Certificate for the Fiscal Quarter ending on or about March 31, 2001 shall mean (x) 300 basis points with respect to each Loan made or maintained as a Eurocurrency Loan or (y) 200 basis points with respect to each Loan made or maintained as an ABR Loan."

                  (d) by amending the definition of "Borrowing Base Amount" by
         (i) inserting the following proviso at the end of clause (b) thereof:
         "; provided that in no event shall the amount added to the Borrowing Base Amount pursuant to this clause (b) exceed $31,000,000" and (ii) deleting the reference in clause (d) thereof to "35%" and substituting therefor "25%";

                  (e) by amending clause (a) of the definition of "Net Worth" set forth in such Section by inserting immediately following the term "Permitted 1999/2000 Restructuring Expenses" the phrase "and (without duplication), solely for the purposes of clause (a) of Section 8.2.4, Excluded EMEA Losses"; and

                  (f) by amending the definition of "Permitted Business Acquisition" set forth in such Section by:

                           (i) deleting the reference in clause (a)(ii) thereof
                  to "$150,000,000" and substituting therefor "$25,000,000";

                           (ii) deleting the parenthetical in clause (a)(ii)
                  thereof "(provided that the portion thereof payable in cash does not exceed $75,000,000)" and substituting therefor the parenthetical "(provided that, following the effectiveness of the Fourth Amendment, the portion thereof comprised of (x) Indebtedness assumed or incurred in connection therewith (exclusive of Vehicle Debt) and (y) the payment of cash shall not exceed $6,000,000 in the aggregate over the term of this Agreement)"; and

                           (iii) inserting the following new clause (c):

                                    "(c) such Business Acquisition is not of an
                           Affiliate (or of assets of an Affiliate) of the Person consummating such Business Acquisition".


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         SECTION II.2.2. Amendment to Section 2.1.3 of the Credit Agreement.
Section 2.1.3 of the Credit Agreement is hereby amended in its entirety to read as follows:


                  "SECTION 2.1.3. Lenders Not Permitted or Required To Make Loans or Issue Letters of Credit Under Certain Circumstances. No Lender shall be permitted or required to

                           (a) make any Loan if, after giving effect thereto,
                  the aggregate outstanding principal amount of all Loans

                                    (i) of all Lenders, together with all Letter
                           of Credit Outstandings, would exceed the least of (A) the Commitment Amount, (B) the then existing Borrowing Base Amount and (C) during the period from November 1, 2000 to (and including) January 31, 2001, $465,300,000, or

                                    (ii) of such Lender, together with its
                           Percentage of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the least of
                           (A) the Commitment Amount, (B) the then existing Borrowing Base Amount and (C) during the period from November 1, 2000 to (and including) January 31, 2001, $465,300,000, or

                                    (iii) of all Lenders would exceed the Loan
                           Commitment Amount; or

                                    (iv) of such Lender would exceed such
                           Lender's Percentage of the Loan Commitment Amount; or

                           (b) issue (in the case of the Issuer) any Letter of
                  Credit if, after giving effect thereto

                                    (i) all Letter of Credit Outstandings,
                           together with the aggregate outstanding principal amount of all Loans of all Lenders would exceed the least of (A) the Commitment Amount, (B) the then existing Borrowing Base Amount and (C) during the period from November 1, 2000 to (and including) January 31, 2001, $465,300,000, or

                                    (ii) such Lender's Percentage of all Letter
                           of Credit Outstandings, together with the aggregate outstanding principal amount of all Loans of such Lender would exceed such Lender's Percentage of the least of (A) the Commitment Amount, (B) the then existing Borrowing Base Amount and (C) during the period from November 1, 2000 to (and including) January 31, 2001, $465,300,000."


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         SECTION II.2.3. Amendment to Section 2.2 of the Credit Agreement.
Section 2.2 of the Credit Agreement is hereby amended by inserting the following new Section 2.2.3:

                  "SECTION 2.2.3. Corresponding Reductions. Any reduction of the Commitment Amount which reduces the Commitment Amount below the then current amount of the Loan Commitment Amount shall result in an automatic and corresponding reduction of the Loan Commitment Amount to the amount of the Commitment Amount, as so reduced, without any further action on the part of the Administrative Agent, the Lenders or otherwise."

         SECTION II.2.4. Amendment to Section 3.1 of the Credit Agreement. Clause (b) of Section 3.1 of the Credit Agreement is hereby amended by deleting the reference in subclause (A) thereof to "Commitment Amount" and substituting therefor "Loan Commitment Amount".

         SECTION II.2.5. Amendment to Section 6.2 of the Credit Agreement.
Section 6.2 of the Credit Agreement is hereby amended by inserting the following new Section 6.2.4:

                  "SECTION 6.2.4. Compliance Certificate. With respect to each Credit Extension requested during the period commencing with the first day following the last day of the fourth Fiscal Quarter of the 2000 Fiscal Year and ending on (and including) January 31, 2001 and each Credit Extension requested to be made during such period, the Administrative Agent shall have received a Compliance Certificate, executed by an Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations (and, if applicable, projections and assumptions) in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in Section 8.2.4 with respect to the fourth Fiscal Quarter of the 2000 Fiscal Year."

         SECTION II.2.6. Amendment to Section 8.1.1 of the Credit Agreement.
Section 8.1.1 of the Credit Agreement is hereby amended by retitling clause (n) thereof as clause (o) and inserting the following new clause (n):

                  "(n) (i) as soon as available and in any event no later than December 15, 2000, the Borrower's plan to address the losses being suffered by its operations in Europe, the Middle East and Africa, including a timetable for the actions set forth therein, in such detail as the Administrative Agent may reasonably request, and (ii) as soon as available and in any event (notwithstanding anything to the contrary herein) no later than January 15, 2001, an annual budget for the 2001 Fiscal Year, prepared on a monthly basis for such Fiscal Year containing consolidated and consolidating projected statements of earnings and cash flow of the Borrower and its Subsidiaries consistent with the financial statements previously furnished to the Lenders pursuant to clauses (a) and (b) of this Section; and"


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         SECTION II.2.7. Amendment to Section 8.1.5 of the Credit Agreement.
Section 8.1.5 of the Credit Agreement is hereby amended by adding the following sentences at the end thereof:

         "In addition to, and without limiting the effect of the foregoing provisions of this Section, (i) the Administrative Agent shall be permitted to engage consultants (other than Arthur Andersen) reasonably acceptable to the Required Lenders to review the Borrower's calculation of the Borrowing Base Amount as of September 30, 2000 (or as of any later date) and the documents to be furnished pursuant to clause (n) of
         Section 8.1.1, (ii) the Borrower will, and will cause each of its Subsidiaries to, permit such consultants to have access to their respective books, records, officers and accountants for the purpose of completing their engagement and otherwise cooperate with such consultants in completing their engagement, and (iii) the Borrower shall pay any fees and out-of-pocket expenses of such consultants for such engagement that are incurred in connection with the provisions of this sentence (it being understood that, assuming timely delivery of the documents required to be delivered by the Borrower pursuant to clause (n) of Section 8.1.1 and compliance by the Borrower and its Subsidiaries with the terms of this Section, such engagement should, unless otherwise consented to by the Borrower, end on January 31, 2001 and not require the engagement by such consultants or their own accountants). The Borrower shall be consulted as to the identity of such consultants."

         SECTION II.2.8. Additional Amendments to Section 8.1 of the Credit Agreement. Section 8.1 of the Credit Agreement is hereby further amended by inserting the following new Sections 8.1.11 and 8.1.12:

                  "SECTION 8.1.11. Additional Collateral. As soon as practicable following the effectiveness of the Fourth Amendment and in any event prior to November 30, 2000 (or, in the case of interests in real property, December 29, 2000), the Borrower shall, and shall cause each of its Subsidiaries that is not an SPC, Foreign Subsidiary or Non-Material Subsidiary to, cause the Administrative Agent, for the benefit of the Secured Parties, to have a first priority perfected security interest in all of the property (real and personal, tangible and intangible) owned by the Borrower and each such Subsidiary (subject to Liens permitted hereunder and exceptions agreed to by the Administrative Agent based on the value to the Secured Parties of any such security interest and the cost to the Borrower and its Subsidiaries of providing such security interest), and, following such respective dates, the Borrower shall, and shall cause each such Subsidiary, to cause the Administrative Agent, for the benefit of the Secured Parties, to have a first priority security interest (subject to Liens permitted hereunder) in such property owned from time to time by the Borrower and each such Subsidiary. In order to effect the terms of the preceding sentence, the Borrower and its Subsidiaries shall execute and deliver to the Administrative Agent such agreements, instruments and documents as it may reasonably request, including amendments and/or supplements to the Borrower Security Agreement


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

         and the Subsidiary Security Agreement, mortgages and/or deeds of trust, search reports on Form UCC-11, title insurance reports, financing statements on Form UCC-1 and, in the Administrative Agent's reasonable discretion, legal opinions, in each case in form and substance reasonably satisfactory to the Administrative Agent.

                  SECTION 8.1.12. Borrowing Base. As soon as practicable following the effectiveness of the Fourth Amendment and in any event prior to December 15, 2000, the Borrower shall furnish to the Administrative Agent a written proposal to amend the definition of "Borrowing Base Amount" that would replace all or a material portion of the Net Worth component set forth in clause (d) of the definition thereof with specified assets not otherwise included in the determination of the Borrowing Base Amount with respect to which the Administrative Agent, for the benefit of the Secured Parties, would have a perfected, first priority security interest."

         SECTION II.2.9. Amendment to Section 8.2.2 ("Indebtedness") of the Credit Agreement. Section 8.2.2 of the Credit Agreement is hereby amended by:

                  (a) deleting the reference in clause (i) thereof to "$100,000,000" and substituting therefor "$40,000,000"; and

                  (b) deleting the reference in clause (v) thereof to "$50,000,000" and substituting therefor "$25,000,000".

         SECTION II.2.10. Amendment to Section 8.2.4 ("Financial Condition") of the Credit Agreement. Section 8.2.4 of the Credit Agreement is hereby amended by amending clause (a) thereof by inserting immediately following the term "Permitted 1999/2000 Restructuring Expenses" the phrase "and (without duplication) Excluded EMEA Losses".

         SECTION II.2.11. Amendment to Section 8.2.5 ("Investments") of the Credit Agreement. Section 8.2.5 of the Credit Agreement is hereby amended by:

                  (a) deleting the reference in clause (g) thereof to "$35,000,000" and substituting therefor "(x) for each Fiscal Year up to and including the 1999 Fiscal Year, $35,000,000, (y) for the 2000 Fiscal Year, $30,000,000, and (z) for each Fiscal Year thereafter, $10,000,000";

                  (b) deleting the reference in clause (g) thereof to "$75,000,000" and substituting therefor "$65,000,000";

                  (c) deleting the reference in clause (k) thereof to "$35,000,000" and substituting therefor "$32,000,000"; and


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                  (d) renumbering clause (ii) of the proviso to Section 8.2.5 as clause (iii) and inserting the following new clause (ii) to such proviso:

                                    "(ii) no Investment proposed to be made
                           after November 1, 2000 that would otherwise be permitted hereunder, including any Investment that would be permitted under clause (f), (g), (i) or (k), shall be permitted to be made to the extent the amount of such Investment that would be utilized, directly or indirectly, in connection with the operations conducted by the Borrower and its Subsidiaries in Europe, the Middle East and Africa would exceed, when taken together with the aggregate amount of all other such Investments made after November 1, 2000, $20,000,000; and"

         SECTION II.2.12. Amendments to Section 8.2.6 ("Restricted Payments, etc.") of the Credit Agreement. Section 8.2.6 of the Credit Agreement is hereby amended by deleting subclauses (i) and (ii) of the proviso to clause (a) of such
Section in their entirety.

         SECTION II.2.13. Amendment to Section 8.2.7 ("Capital Expenditures, etc.") of the Credit Agreement. Section 8.2.7 of the Credit Agreement is hereby amended by:

                  (a) deleting the dollar amount "$70,000,000" opposite Fiscal Year 2000 and substituting therefor "$60,000,000", and

                  (b) deleting clause (b) of such Section in its entirety.

         SECTION II.2.14. Amendment to Section 8.2.9 (Consolidation, Merger, etc.) of the Credit Agreement. Section 8.2.9 of the Credit Agreement is hereby amended by deleting clause (a) thereof and substituting therefor the following:

                  "(a) (i) any Domestic Subsidiary may liquidate or dissolve voluntarily into and may merge with and into, the Borrower or any Domestic Subsidiary that is a Wholly Owned Subsidiary of the Borrower, and the assets or stock of any Domestic Subsidiary may be purchased or otherwise acquired by the Borrower or any Domestic Subsidiary that is a Wholly Owned Subsidiary of the Borrower and (ii) any Foreign Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, any Foreign Subsidiary that is a Wholly Owned Subsidiary of the Borrower, and the assets or stock of any Foreign Subsidiary may be purchased or otherwise acquired by any Foreign Subsidiary that is a Wholly Owned Subsidiary of the Borrower; and"

         SECTION II.2.15. Amendment to Section 8.2.10 (Asset Dispositions, etc.) of the Credit Agreement. Section 8.2.10 of the Credit Agreement is hereby amended by inserting in the first


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line of clause (c) thereof the phrase "to a Person not an Affiliate of the
Person consummating such sale, transfer or conveyance" after the words "such sale, transfer or conveyance is".

                                  ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

         This Amendment and Waiver, and the amendments and modifications contained herein, shall be and shall become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent.

         SECTION III.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment and Waiver, duly executed and delivered on behalf of the Borrower and each of the Required Lenders.

         SECTION III.2. Closing Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the date hereof, appropriately completed and duly executed and delivered by an Authorized Officer of the Borrower in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date and, at the time such certificate is delivered, such statements shall in fact be true and correct.

         SECTION III.3. Execution of Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent in form and substance satisfactory to it, duly executed and delivered by each Guarantor and any other Obligor that has granted a Lien pursuant to any Loan Document.

         SECTION III.4. Amendment Fee. The Administrative Agent shall have received the amendment fees due and payable pursuant to Section 5.4.


         SECTION III.5. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.5 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION IV.1. Representations and Warranties. In order to induce the Required Lenders and the Administrative Agent to enter into this Amendment and Waiver, the Borrower


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hereby represents and warrants to the Administrative Agent, the Issuer and each Lender, as of the date hereof, as follows:

                  (a) the representations and warranties set forth in Article VII of the Credit Agreement (excluding, however, those contained in Section 7.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                           (i) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           (ii) no development has occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

                  (c) no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree;

                  (d) this Amendment and Waiver has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and

                  (e) the execution, delivery and performance by the Borrower and its Subsidiaries of this Amendment and Waiver and each other Loan Document executed or to be executed by any of them in connection therewith are within the Borrower's and each such Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's or such Subsidiary's Organic


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

         Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such Subsidiary or (iii) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's or such Subsidiary's properties.

         SECTION IV.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment and Waiver or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of the Borrower have been prepared in good faith by the Borrower and represent the best estimates of the Borrower, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

         SECTION IV.3. Compliance with Credit Agreement. As of the execution and delivery of this Amendment and Waiver, each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.


                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION V.1. Full Force and Effect; Limited Amendment and Waiver. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments and waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein or waived hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION V.2. Loan Document Pursuant to Credit Agreement. This Amendment and Waiver is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment and Waiver shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION V.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

         SECTION V.4. Amendment Fee. Upon satisfaction of the condition set forth in Section 3.1, the Borrower shall pay, without setoff, deduction or counterclaim, a non-refundable amendment fee for the account of each Lender that has executed and delivered (including delivery by way of facsimile) a copy of this Amendment and Waiver to the attention of Ms. Shannon Hales at Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 (19th floor), telecopy number 212-262-1910 at or prior to noon, New York time, on November 14, 2000 in the amount of 1/4 of 1% of such Lender's Commitment. The aggregate amount of such amendment fee shall be paid at or prior to noon, New York time, on November 16, 2000 to the Administrative Agent for the pro rata account of the Lenders entitled to receive such amendment fee.

         SECTION V.5. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and Waiver and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent.

         SECTION V.6. Headings. The various headings of this Amendment and Waiver are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment and Waiver or any provisions hereof.

         SECTION V.7. Execution in Counterparts. This Amendment and Waiver may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION V.8. Cross-References. References in this Amendment and Waiver to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment and Waiver.

         SECTION V.9. Severability. Any provision of this Amendment and Waiver which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and Waiver or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION V.10. Successors and Assigns. This Amendment and Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION V.11. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                            BUDGET GROUP, INC.


                            By: /s/ William S. Johnson
                                --------------------------------------------
                                Name: William S. Johnson
                                Title: Chief Financial Officer


                            CREDIT SUISSE FIRST BOSTON, as a Lender
                                    and the Administrative Agent


                            By: /s/ Bill O'Daly
                                --------------------------------------------
                                Name: Bill O'Daly
                                Title: Vice President


                            By: /s/ Mark Heron
                                --------------------------------------------
                                Name: Mark Heron
                                Title: Asst. Vice President


                            BANK OF AMERICA, N.A.


                            By: /s/ Nelson D. Albrecht
                                --------------------------------------------
                                Name: Nelson D. Albrecht
                                Title: Vice President

                            BANK OF HAWAII


                            By: /s/ Donna R. Parker
                                --------------------------------------------
                                Name: Donna R. Parker
                                Title: Vice President



                            BANK OF MONTREAL


                            By:
                                --------------------------------------------
                                Name:
                                Title:


                            THE BANK OF NEW YORK


                            By: /s/ John M. Lokay, Jr.
                                --------------------------------------------
                                Name: John M. Lokay, Jr.
                                Title: Vice President


                            THE BANK OF NOVA SCOTIA


                            By: /s/ F.C.H. Ashby
                                --------------------------------------------
                                Name: F.C.H. Ashby
                                Title: Senior Manager Loan Operations


                            THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                    NEW YORK BRANCH


                            By: /s/ Joseph P. Devoe
                                --------------------------------------------
                                Name: Joseph P. Devoe
                                Title: Attorney-in-Fact

                            BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                    S.A. GROUP, NEW YORK BRANCH


                            By: /s/ William G. Reynolds
                                --------------------------------------------
                                Name: William G. Reynolds
                                Title: Vice President



                            BANK UNITED


                            By: /s/ Phil Green
                                --------------------------------------------
                                Name: Phil Green
                                Title: Director Commercial Syndication


                            BANKERS TRUST COMPANY


                            By: /s/ Anthony LoGrippo
                                --------------------------------------------
                                Name: Anthony LoGrippo
                                Title: Director


                            BNP PARIBAS


                            By: /s/ Brian F. Hewett
                                --------------------------------------------
                                Name: Brian F. Hewett
                                Title: Vice President


                            By: /s/ Nicholas C. Mast
                                --------------------------------------------
                                Name: Nicholas C. Mast
                                Title: Managing Director



                            BANQUE WORMS CAPITAL CORPORATION


                            By:
                                --------------------------------------------
                                Name:
                                Title:

                            BHF (USA) CAPITAL CORPORATION


                            By: /s/ Christopher J. Ruzzi
                                --------------------------------------------
                                Name: Christopher J. Ruzzi
                                Title: Vice President


                            By: /s/ Lisa Moraglia
                                --------------------------------------------
                                Name: Lisa Moraglia
                                Title: Portfolio Management


                            CHASE MANHATTAN BANK, N.A.


                            By:
                                --------------------------------------------
                                Name:
                                Title:


                            CREDIT INDUSTRIEL ET COMMERCIAL


                            By: /s/ Eric Dulot
                                --------------------------------------------
                                Name: Eric Dulot
                                Title: Vice President


                            By: /s/ Eric Longuet
                                --------------------------------------------
                                Name: Eric Longuet
                                Title: Vice President

                            COMMERZBANK AKTIENGESELLSCHAFT,
                                    CHICAGO BRANCH


                            By: /s/ J. Timothy Shortly    /s/ Albert Morrow
                                ------------------------------------------------
                                Name: J. Timothy Shortly Albert Morrow
                                Title: Senior Vice President Assistant Treasurer


                            CREDIT AGRICOLE INDOSUEZ


                            By: /s/ Laurence F. Grant
                                ------------------------------------------------
                                Name: Laurent F. Grant
                                Title: Vice President
                                       Senior Relationship Manager

                            By: /s/ Bradley C. Peterson
                                ------------------------------------------------
                                Name: Bradley C. Peterson
                                Title: Vice President, Manager


                            CREDIT LYONNAIS CHICAGO BRANCH


                            By: /s/ Lee E. Greve
                                ------------------------------------------------
                                Name: Lee E. Greve
                                Title: First Vice President


                            DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES


                            By: /s/ Ken Hamilton
                                ------------------------------------------------
                                Name: Ken Hamilton
                                Title: Senior Vice President


                            By: /s/ Joanna M. Solowski
                                ------------------------------------------------
                                Name: Joanna M. Solowski
                                Title: Vice President

                            ERSTE BANK DER OESTERREICHISCHEN
                                    SPARKASSEN AG


                            By: /s/ John Fay                John S. Flunnion
                                ------------------------------------------------
                                Name: John Fay              John S. Flunnion
                                Title: Asst. Vice President First Vice President


                            FLEET BANK, N.A.


                            By:
                                ------------------------------------------------
                                Name:
                                Title:


                            THE FUJI BANK, LIMITED


                            By:
                                ------------------------------------------------
                                Name:
                                Title:


                            IMPERIAL BANK


                            By:
                                ------------------------------------------------
                                Name:
                                Title:


                            GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                            By: /s/ W. Jerome McDermott
                                ------------------------------------------------
                                Name: W. Jerome McDermott
                                Title: Duly Authorized Signatory

                            MERRILL LYNCH, PIERCE, FENNER & SMITH
                            INCORPORATED


                            By: /s/ G. Goodsmith
                                ------------------------------------------------
                                Name: G. Goodsmith
                                Title: Director

                            NATEXIS BANQUE


                            By: /s/ Michael Ferris      Pieter J. van Tulder
                                ------------------------------------------------
                                Name: Michael Ferris    Pieter J. van Tulder
                                Title: V. President     V. President and Manager
                                 Leveraged Finance      Multinational Group


                            SATELLITE DISTRESSED CREDITS FUND,
                            LLC

                            By: Satellite Asset Management, L.P., its
                                Investment Manager

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                            SOUTHERN PACIFIC BANK


                            By: /s/ Mun Young Kim
                                ------------------------------------------------
                                Name: Mun Young Kim
                                Title: Vice President


                            THE SUMITOMO BANK, LIMITED, NEW
                                    YORK BRANCH


                            By: /s/ Suresh S. Tata
                                ------------------------------------------------
                                Name: Suresh S. Tata
                                Title: Senior Vice President

                            SUNTRUST BANK CENTRAL FLORIDA, N.A.


                            By:
                                ------------------------------------------------
                                Name:
                                Title:


                            TORONTO DOMINION (TEXAS), INC.


                            By: /s/ Mark A. Baird
                                ------------------------------------------------
                                Name: Mark A. Baird
                                Title: Vice President


                            UNION BANK OF CALIFORNIA, N.A.


                            By:
                                ------------------------------------------------
                                Name:
                                Title: